UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22628

Permal Hedge Strategies Fund I

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: March 31

Date of reporting period: December 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

PERMAL HEDGE STRATEGIES FUND I

FORM N-Q

DECEMBER 31, 2014

PERMAL HEDGE STRATEGIES FUND I

Notes to Schedule of Investments (unaudited)

Investments in Permal Hedge Strategies Portfolio, at value $18,635,409.

1. Organization and significant accounting policies

Permal Hedge Strategies Fund I (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On June 12, 2013, the Fund transferred substantially all of its assets to Permal Hedge Strategies Portfolio, a Maryland statutory trust (the “Master Fund”), in return for an interest in the Master Fund. The Fund is a “feeder” fund in a “master-feeder” structure and invests substantially all of its assets in the Master Fund, an investment company with substantially the same investment objectives, strategies and policies as the Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for the Fund to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third party investment managers (the “Portfolio Managers”).

The Fund has substantially the same investment objective and strategies as the Master Fund. The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund, through its investment in the Master Fund, will provide its shareholders with access, through investments in the Portfolio Funds to a broad range of investment strategies which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

On June 27, 2013, the Fund declared a special distribution in the aggregate amount of approximately 59% of the Fund’s interest in the Master Fund, a substantial portion of which was subsequently invested in Permal Hedge Strategies Fund II, another feeder fund that invests substantially all of its assets in the Master Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Investment valuation. The Fund records its investment in the Master Fund at value. The value of such investment in the Master Fund reflects the Fund’s proportionate interest (35% at December 31, 2014) in the net assets of the Master Fund.

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Master Fund are discussed in Note 1(a) of the Master Fund’s Notes to Schedule of Investments, which are included elsewhere in this report.

PERMAL HEDGE STRATEGIES PORTFOLIO

Schedule of investments (unaudited)	December 31, 2014

	Cost	Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Empyrean Capital Overseas Fund, Ltd.*(b)(d)	$2,600,000	$2,607,982	4.90%
Fortelus Special Situations Fund, Ltd.*(h)	98,516	118,152	0.22
H Offshore Fund, Ltd.*(b)(d)	650,000	1,137,986	2.14
OZ Overseas Fund II, Ltd.*(b)	3,200,000	3,614,677	6.79
Third Point Offshore Fund, Ltd.*(b)	2,318,978	2,720,026	5.11
Trian Partners, Ltd.*(b)	900,000	1,050,023	1.97
Twin Offshore, Ltd.*(a)	2,500,000	2,204,756	4.14
York Investment, Ltd.*(b)	2,800,000	3,155,164	5.93

Total Event Driven	15,067,494	16,608,766	31.20

Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd.*(i)	34,983	27,862	0.05
Canyon Balanced Fund (Cayman), Ltd.*(b)(d)	1,800,000	2,313,719	4.35
Gracie International Credit Opportunities Fund, Ltd.*(b)	1,875,000	1,890,702	3.55
JAE Credit Fund Ltd.*(i)(j)	29,597	30,742	0.06
New Generation Turnaround Fund, Ltd.*(a)(f)	1,500,000	1,667,293	3.13
Paulson Credit Opportunities, L.P.*(b)(d)	1,860,673	1,736,917	3.26
River Birch International, Ltd.*(b)(d)	3,000,000	3,065,013	5.76
Standard General Offshore Fund, Ltd.*(b)(d)	2,000,000	2,058,123	3.87
Stone Lion Fund, Ltd.*(b)(d)	1,450,000	1,553,433	2.92
York Credit Opportunities Unit Trust*(b)	2,300,000	2,424,518	4.55

Total Fixed Income Hedge	15,850,253	16,768,322	31.50

Fixed Income Long - Developed Markets
Contrarian Fund I Offshore, Ltd.*(c)(g)	1,150,000	1,309,723	2.46
LibreMax Offshore Fund, Ltd.*(b)(d)	2,215,000	2,529,057	4.75
Monarch Debt Recovery Fund, Ltd.*(c)	1,100,000	1,465,598	2.76
Thoroughbred Offshore Fund, Ltd.*(c)(e)	779,503	1,090,594	2.05

Total Fixed Income Long - Developed Markets	5,244,503	6,394,972	12.02

Fixed Income Long - Emerging Markets
Contrarian Emerging Markets Offshore Fund, Ltd.*(b)	1,750,000	1,844,613	3.47
Emerging Market Currency Fund*(b)	350,000	427,891	0.80

Total Fixed Income Long - Emerging Markets	2,100,000	2,272,504	4.27

Macro
BlueTrend Fund, Ltd.*(a)	1,200,000	1,230,813	2.31

See Notes to Schedule of Investments.

PERMAL HEDGE STRATEGIES PORTFOLIO

Schedule of investments (unaudited) (cont’d)	December 31, 2014

	Cost		Fair Value	% of Net Assets
Investments in Portfolio Funds (continued)
Macro (continued)
Caxton Global Investments, Ltd.*(b)	$1,750,000		$1,910,640	3.59%
Explorer Global Fund, Ltd.*(b)(d)	500,000		638,084	1.20
Gavea Fund, Ltd.*(a)	1,700,000		1,644,232	3.09
London Select Fund Ltd.*(a)	1,550,000		1,672,526	3.14
Moore Macro Managers Fund, Ltd.*(b)	900,000		1,022,324	1.92
The Tudor BVI Global Fund, Ltd.*(b)	2,000,000		2,278,022	4.28

Total Macro	9,600,000		10,396,641	19.53

Total Investments in Portfolio Funds	$47,862,250	#	52,441,205	98.52

Other Assets Less Liabilities			788,549	1.48

Net Assets			$53,229,754	100%

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.

(a)	Redemptions permitted monthly.

(b)	Redemptions permitted quarterly.

(c)	Redemptions permitted annually.

(d)	Subject to investor level gates if a significant portion of the investment is redeemed.

(e)	Subject to a minimum lock-up period.

(f)	$723,002 of this investment is subject to a minimum lock-up period.

(g)	$425,203 of this investment is subject to a minimum lock-up period.

(h)	Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(i)	Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, Permal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments.

(j)	Portfolio Fund is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for U.S. federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

PERMAL HEDGE STRATEGIES PORTFOLIO

Schedule of investments (unaudited) (cont’d)	December 31, 2014

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of this schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Permal Hedge Strategies Portfolio (the “Master Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On June 12, 2013, Permal Hedge Strategies Fund I transferred substantially all of its assets to the Master Fund in return for an interest in the Master Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Master Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Master Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Investment valuation. The Master Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management LLC. (“Permal”), the Master Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Master Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Master Fund’s interests in the Portfolio Funds as of each date upon which the Master Fund calculates its net asset value (“NAV Date”). The Master Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Master Fund on a timely basis, the Master Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Master Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Notes to Schedule of Investments (unaudited) (continued)

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value consistent with U.S. GAAP.

The Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Master Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At December 31, 2014, $118,152 or 0.2% of the Master Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. The Portfolio Funds generally require advance notice of an investor’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value in accordance with U.S. GAAP. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Master Fund considers whether an adjustment should be made to an Underlying NAV when the Underlying NAV does not represent fair value consistent with U.S. GAAP or when it is probable that the Master Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of December 31, 2014.

Notes to Schedule of Investments (unaudited) (continued)

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Master Fund has the ability to fully redeem at net asset value as of the measurement date or within the near term)

•

Level 3 – significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Master Fund does not have the ability to fully redeem at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used in valuing the Master Fund’s investments carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Investments in Portfolio Funds
Event driven	—	$16,490,614	$118,152	$16,608,766
Fixed income hedge	—	15,986,716	781,606	16,768,322
Fixed income long - developed markets	—	4,879,175	1,515,797	6,394,972
Fixed income long - emerging markets	—	2,272,504	—	2,272,504
Macro	—	10,396,641	—	10,396,641

Total investments in Portfolio Funds	—	$50,025,650	$2,415,555	$52,441,205

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENT STRATEGY	EVENT DRIVEN	FIXED INCOME HEDGE	FIXED INCOME LONG - DEVELOPED MARKETS	TOTAL
Balance, as of April 1, 2014	$189,898	$385,504	$1,473,377	$2,048,779
Realized gain (loss)	11,663	(587)	77,851	88,927
Change in unrealized appreciation (depreciation)[1]	9,010	40,984	(95,603)	(45,609)
Sales	(92,419)	(2,379)	(272,921)	(367,719)
Purchases	—	750,000	450,000	1,200,000
Transfers into Level 3[2]	—	30,742	—	30,742
Transfers out of Level 3[3]	—	(422,658)	(116,907)	(539,565)

Balance, as of December 31, 2014	$118,152	$781,606	$1,515,797	$2,415,555

Net change in unrealized appreciation (depreciation) for investments in Portfolio Funds still held at December 31, 2014[1]	$9,010	$(28,448)	$(17,600)	$(37,038)

Notes to Schedule of Investments (unaudited) (continued)

The Master Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the Master Fund not having the ability to fully redeem at net asset value as of the measurement date or within the near term.

[3]	Transferred out of Level 3 as a result of the Master Fund having the ability to fully redeem at net asset value as of the measurement date or within the near term.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Master Fund as of December 31, 2014. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect their liquidity. The Master Fund had no unfunded capital commitments as of December 31, 2014.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 20 to 90 day notice period. Portfolio Funds representing approximately 9% in this strategy are classified as Level 3 investments due to redemptions subject to a minimum lock-up period. Portfolio Funds representing less than 1% in this strategy are classified as Level 3 investments because the Portfolio Funds are in liquidation. The remaining approximately 91% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic,

Notes to Schedule of Investments (unaudited) (continued)

company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. A Portfolio Fund representing approximately 1% in this strategy is classified as a Level 3 investment due to its classification as a side pocket investment. The remaining approximately 99% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long

Notes to Schedule of Investments (unaudited) (continued)

and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. All the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Master Fund as of December 31, 2014. However, as of each Portfolio Fund’s most recently available audited financial statements, a review of the condensed schedule of investments did not indicate any investments for which the Master Fund’s proportionate share exceeded 5% of net assets of the Master Fund.

2. Investments

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes were as follows:

Gross unrealized appreciation	$5,988,736
Gross unrealized depreciation	(1,409,781)

Net unrealized appreciation	$4,578,955

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permal Hedge Strategies Fund I

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Fuller

Date:	February 25, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015